SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15 (d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): November 22, 2000


                              Banner Corporation
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



        Washington                    0-26584                 91-1632900
---------------------------          ----------           ------------------
State or other jurisdiction          Commission            (I.R.S. Employer
of incorporation                     File Number          Identification No.)



10 S. First Avenue, Walla Walla, Washington                     99362
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(Address of principal executive offices)                      (Zip Code)


     Registrant's telephone number (including area code)  (509) 527-3636



         ------------------------------------------------------------
        (Former name or former address, if changed since last report)

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Item 5.  Other Events
---------------------

     On November 22, 2000, Banner Corporation ("Company") issued a press release which announced that its Board of Directors has authorized the repurchase up to 5% of the Company's outstanding shares, or approximately 600,000 shares, during the next 12 months.

     For further information, reference is made to the Registrant's press release dated November 22, 2000, which is attached hereto as Exhibit 99 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     Exhibits

       99      Press Release dated November 22, 2000

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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   BANNER CORPORATION



DATE: November 22, 2000            By:  /s/ Gary Sirmon
                                        -------------------------------------
                                        Gary Sirmon
                                        President and Chief Executive Officer

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                                 Exhibit 99

                   Press Release dated November 22, 2000

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Wednesday November 22, 6:00 am Eastern Time

Press Release

          BANNER CORPORATION ANNOUNCES 5% STOCK REPURCHASE PROGRAM
          --------------------------------------------------------

WALLA WALLA, Wash.--(BUSINESS WIRE)--Nov. 22, 2000--Banner Corporation (Nasdaq: BANR - news) today announced that the Board of Directors has authorized a new stock repurchase program. The program gives management the authority to acquire up to 5% of the Corporation's outstanding shares, or approximately 600,000 shares, on an ongoing basis throughout the next twelve months. This program will replace all previously announced authorizations.

"We believe our stock is an attractive investment in light of our earnings growth as well as our twenty consecutive quarters of cash dividends," stated Gary Sirmon, president and chief executive officer. "With our consolidation under the Banner Bank name and recent expansion into the Seattle area, we expect continuing growth well into the new year. We also anticipate that this repurchase will add value for our investors over the next twelve months." During the past year, the Corporation has acquired approximately 400,000 shares, adjusted for the recent 10% stock dividend.

Banner Corporation, formerly First Washington Bancorp, Inc., is the parent of two commercial banking subsidiaries, through which it operates a combined total of 38 branch offices and five loan offices in 17 counties in three states. Banner Bank, the Washington state chartered commercial bank, operates 32 bank branches and four loan offices in Washington, Oregon and Idaho. Banner Bank of Oregon operates six commercial bank branches and one loan office within that state. BANR serves the rapidly growing Pacific Northwest region with a full-range of deposit services and business, commercial real estate, construction, residential, agricultural and consumer loans.

Statements concerning future performance, developments or events, expectations for growth and market forecasts, and any other guidance on future periods, constitute forward-looking statements, which are subject to a number of risks and uncertainties that might cause actual results to differ materially from stated objectives. These factors include but are not limited to BANR's ability to generate cash profits adequate to support stock repurchases and the availability and liquidity of shares available for purchase.

Contact:
     Banner Corporation
     Gary Sirmon, 509/527-3636

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